UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 684-3045

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ANDINA ACQUISITION CORPORATION (“ANDINA”) HAS MAILED ITS DEFINITIVE PROXY STAETMENT IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2013 RELATING TO ITS MERGER WITH TECNO CORPORATION (“HOLDING”), TECNOGLASS S.A. (“TECNOGLASS”) AND C.I. ENERGIA SOLAR S.A. E.S. WINDOWS (“ES”, COLLECTIVELY WITH HOLDING AND TECNOGLASS, THE “COMPANY”). SHAREHOLDERS OF ANDINA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ANDINA’S DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANDINA’S FINAL PROSPECTUS, DATED MARCH 16, 2012, AND ANDINA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2013, AS AMENDED, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ANDINA OFFICERS AND DIRECTORS AND OF EBC AND MJTA AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO ANDINA SHAREHOLDERS AS OF NOVEMBER 22, 2013, THE RECORD DATE ESTABLISHED FOR VOTING ON THE MERGER. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: THE EQUITY GROUP INC., 800 THIRD AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022. THE DEFINITIVE PROXY STATEMENT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, Andina entered into that certain Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Andina, Andina Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Andina (“Merger Sub”) and the Company, pursuant to which Holding will become a wholly-owned subsidiary of Andina following approval of the merger by Andina’s shareholders (the “Merger”).

On December 19, 2013, Andina and an affiliate of A. Lorne Weil, Andina’s non-executive Chairman of the Board (the “Insider”), entered into an agreement with a third party shareholder of Andina (the “Holder”) pursuant to which the Holder will use commercially reasonable efforts to purchase up to 1,000,000 ordinary shares of Andina in the open market and has agreed that it will not seek conversion or redemption of any such purchased shares in connection with the Merger. Pursuant to the agreement, the Insider has agreed to transfer to the Holder 2.19888 warrants to purchase ordinary shares of Andina for each share purchased by the Holder (up to a maximum of 2,198,880 warrants). EarlyBirdCapital, Inc., financial advisor to Andina, has also agreed to transfer to the Holder up to 90,000 unit purchase options, each to purchase one ordinary share and one warrant to purchase one ordinary share, depending on the number of shares purchased.

Andina has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the warrants and shares underlying the warrants, as well as the unit purchase options and underlying securities. In the event the registration statement is not filed by April 1, 2014 or declared effective by June 1, 2014, Andina will be required to pay the Holder a cash penalty of $0.20 per warrant transferred to the Holder for each month until the registration statement has been filed or declared effective, as the case may be.

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Andina expects that the Insider and other officers and directors of Andina (or their affiliates or designees) may enter into other similar agreements prior to the extraordinary general meeting of shareholders.

On December 20, 2013, Andina issued a press release announcing the foregoing. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release, dated December 20, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2013

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title: Chief Executive Officer

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